Operating Expenses	12 Months Ended
Dec. 31, 2020
Operating Expenses [Abstract]
OPERATING EXPENSES
5.	OPERATING EXPENSES

Operating expenses of the Partnership include, but are not limited to, legal fees, accounting fees and filing fees. Total operating expenses of the Partnership (including its pro-rata share of Master Fund expenses) are not expected to exceed 1/2 of 1% per annum of the Partnership’s average month-end net asset value. For the years ended December 31, 2020 and 2019, the Partnership incurred Partnership-level administrative and operating expenses of $386,250 and $378,968, respectively. These amounts are included in the Statements of Operations under “Operating expenses.”